UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

Technologies Scan Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	333-173569 (Commission File Number)	99-0363559 (IRS Employer Identification No.)

331 Labelle, St-Jerome, Quebec, Canada, J7Z 5L2 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (855) 492-5245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 1, 2012, Technologies Scan Corp., a Nevada corporation (the “Registrant”), dismissed GBH CPAs, PC (“GBH”) as the Registrant’s principal accountant effective on such date. The reports of GBH on the Registrant’s financial statements for the two fiscal years ended March 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to the Registrant’s ability to continue as a going concern. The Registrant engaged KBL, LLP (“KBL”) as its new principal accountant effective as of June 1, 2012. The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

During the two fiscal years ended March 31, 2011 and 2010, and the subsequent interim period through June 1, 2012, the date of dismissal, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of GBH, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant engaged KBL as the Registrant’s new independent accountant as of June 1, 2012.  During the two fiscal years ended March 31, 2011 and 2010, and the subsequent interim period through June 1, 2012, neither the Registrant nor anyone on the Registrant’s behalf consulted KBL regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided GBH with a copy of this Form 8-K, and requested GBH to furnish a letter to the Securities and Exchange Commission stating whether GBH agrees or disagrees with, or wishes to clarify, the Registrant’s expression of its views. A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

16.1	Letter from GBH CPAs, PC, dated June 5, 2012

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Technologies Scan Corp.

Date: June 6, 2012	By:	/s/ Ghislaine St-Hilaire
Ghislaine St-Hilaire President, Director